EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 21 to Registration Statement No. 2-99473 of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust on Form N-1A of our report dated November 11, 2002 appearing in the September 30, 2002 Annual Report of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York January 24, 2003